UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2026

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 South Main Street

Los Angeles, CA 90016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry into Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 19, 2026, (the “Closing Date”), Nightfood Holdings, Inc., a Nevada corporation doing business as TechForce Robotics (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Jun Long Machine Industrial Co., Ltd., a company limited by shares organized under the laws of the Republic of China (Taiwan) (the “Seller”), and TechForce Advanced Manufacturing Inc., a Nevada corporation and wholly owned subsidiary of the Company (“TAMI”).

Purchased Assets

Pursuant to the Asset Purchase Agreement, the Seller sold and assigned to the Company, free and clear of all liens, all of the Seller’s worldwide right, title and interest in the technology, technical documentation, designs, drawings, know-how and intellectual property rights, to the extent specifically developed for and exclusively used in specified automated optical inspection (“AOI”) machine models for chip-on-wafer-on-substrate (“CoWoS”) advanced semiconductor packaging (the “Purchased Assets”). The Purchased Assets exclude, among other things, the Seller’s other wafer sorting machines and related technology, software, firmware and source code not expressly scheduled, pre-existing and background technology, and technology the Seller develops independently. The Company intends to license the Purchased Assets exclusively to TAMI, which will manufacture and sell equipment incorporating the technology of the Purchased Assets.

Consideration

As consideration for the Purchased Assets, the Company (i) issued to the Seller at closing 150,000 shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”) (the “Closing Shares”), which are fully earned and not subject to vesting, and (ii) agreed to issue up to 50,000 additional shares of Series C Preferred Stock as contingent purchase consideration (the “Contingent Shares”), as follows: 25,000 shares when cumulative Qualifying Revenue (as defined below) first equals or exceeds $10,000,000, and an additional 25,000 shares when cumulative Qualifying Revenue first equals or exceeds $20,000,000 “Qualifying Revenue” means revenue recognized after closing under U.S. GAAP by TAMI (and, for attribution purposes, by the Company, TAMI and their affiliates, successors and permitted assigns) from the commercialization of products or technology incorporating or utilizing the Purchased Assets. The Company will assess the Qualifying Revenue quarterly and must issue the earned Contingent Shares within ten business days after the end of the quarter in which a Qualifying Revenue is achieved. The right to receive Contingent Shares does not expire and is not conditioned on any continued service by the Seller.

After giving effect to the Company’s 1 for 150 reverse stock split which was effective on October 20, 2026, the Closing Shares are convertible into an aggregate of 6,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and the Contingent Shares, if fully earned, into an additional 2,000,000 shares of Common Stock.

Other Terms

The Asset Purchase Agreement contains customary representations, warranties and covenants, including a five-year worldwide non-competition covenant by the Seller with respect to the products covered by the Purchased Assets, perpetual restrictions on the Seller’s use and disclosure of the purchased technology, confidentiality and further-assurance obligations, and indemnification obligations of each party, subject to customary exceptions for fraud, willful breach, excluded liabilities and breach of the restrictive covenants.

The Asset Purchase Agreement is being filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is filed herewith as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the Closing Shares and the Contingent Shares is incorporated by reference into this Item 3.02. The Closing Shares were, and any Contingent Shares and shares of Common Stock issuable upon conversion will be, issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder..

Item 7.01 Regulation FD Disclosure

On October 22, 2026, the Company issued a press release announcing it has acquired specified technology, designs and know-how for automated optical inspection (“AOI”) machines used in chip-on-wafer-on-substrate (“CoWoS”) advanced semiconductor packaging. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
3.1	Amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the Commission on December 5, 2025).
10.1	Asset Purchase Agreement dated October 19, 2026, by and among Nightfood Holdings, Inc., Jun Long Machine Industrial Co., Ltd. and TechForce Advanced Manufacturing Inc.
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2026

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer